NATIXIS FUNDS

Supplement dated September 24, 2021 to the Statutory Prospectus, dated June 1, 2021, as may be revised or supplemented from time to time, for the following Funds:

Natixis Sustainable Future 2015 Fund®	Natixis Sustainable Future 2040 Fund®
Natixis Sustainable Future 2020 Fund®	Natixis Sustainable Future 2045 Fund®
Natixis Sustainable Future 2025 Fund®	Natixis Sustainable Future 2050 Fund®
Natixis Sustainable Future 2030 Fund®	Natixis Sustainable Future 2055 Fund®
Natixis Sustainable Future 2035 Fund®	Natixis Sustainable Future 2060 Fund®

(each a “Fund” and together the “Funds”)

Effective immediately, the first paragraph within the sub-section “Limits on Frequent Trading” within the section entitled “Restrictions on Buying, Selling and Exchanging Shares” is amended and restated as follows:

Limits on Frequent Trading. Excessive trading activity in the Funds is measured by the number of round trip transactions in a shareholder’s account. A round trip is defined as (1) a purchase (including a purchase by exchange) into the Funds followed by a redemption (including a redemption by exchange) of any amount out of the Funds; or (2) a redemption (including a redemption by exchange) out of the Funds followed by a purchase (including a purchase by exchange) of any amount into the Funds. Two round trip transactions in the Funds within a rolling 90-day period is considered to be excessive and will constitute a violation of the Funds’ trading limitations. After the detection of a first violation, the Funds or the Distributor will issue the shareholder and/or his or her financial intermediary, if any, a written warning. After the detection of a second violation (i.e., two more round trip transactions in the Funds within a rolling 90-day period), the Funds or the Distributor will restrict the shareholder from making subsequent purchases (including purchases by exchange) for 90 days. After the detection of a third violation, the Funds or the Distributor will permanently restrict the account and any other accounts under the shareholder’s control in any Natixis Fund or Loomis Sayles Fund from making subsequent purchases (including purchases by exchange). The above limits are applicable whether a shareholder holds shares directly with the Funds or indirectly through a financial intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or other third party. The preceding is not an exclusive description of activities that the Funds and the Distributor may consider to be excessive and, at its discretion, the Funds and the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries.